UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2024

RISE GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53848	30-0692325
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

650-669 Howe Street
 Vancouver, British Columbia, Canada V6C 0B4
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (604) 260-4577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As announced on October 2, 2024, Rise Gold Corp. (the "Company"), through its wholly owned subsidiary Rise Grass Valley, had entered into a loan agreement to borrow US$500,000 of secured debt financing (the "Loan") from Myrmikan Capital, LLC (the "Lender"). Daniel Oliver Jr., a director of the Company, is the managing member of the Lender.

The Loan principal of US$500,000 may be used for general working capital and is secured against the assets of the Company and its subsidiary.

The Loan has a term of 4 years. Interest will be accrued at an annual interest rate of 15% and be paid along with the principal upon the maturity date. The Loan may be repaid prior to the maturity date, in whole or in part, provided that all accrued interest is paid. The Company has agreed to issue 2,882,514 share purchase warrants ("Warrants") to the Lender. Each Warrant entitles the holder to acquire one share of common stock at an exercise price of US$0.1735 for a period of 4 years from the date of issuance

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure provided under Item 1.01 above is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Securities

As consideration for extending the Loan described above under Item 1.01, the Company agreed to issue 2,882,514 share purchase warrants to the Lender. The disclosure provided under Item 1.01 above is incorporated by reference in this Item 3.02. The Company will issue the Warrants and offer the underlying shares of common stock to the Lender in a private transaction in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated October 2, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2024

RISE GOLD CORP.

/s/ Joseph Mullin
Joseph Mullin
President and CEO